AGREEMENT

THIS AGREEMENT is made and entered into as of the 28th date of September 1999,

        BY AND BETWEEN              NEW YORK BAGEL ENTERPRISES, INC.
                                    A Kansas corporation,
                                    Hereinafter referred to as

                                            "NYBE"

        AND                         ATOMIC BURRITO, INC. formerly known as
                                    WESTERN COUNTRY CLUBS, INC.
                                    An Oklahoma corporation,
                                    Hereinafter referred to as

                                            "ATOM"

WITNESSETH:

        WHEREAS, NYBE and ATOM entered into a certain Joint Venture Agreement dated October 27, 1998, as amended by the certain First Amendment to Joint
Venture Agreement dated December 15, 1998 (collectively, the "JV Agreement") copies of which are marked Exhibit A and Exhibit B, respectively, and attached hereto;

        WHEREAS, NYBE, ATOM and certain representatives of such entries entered into a certain Confidentiality Agreement dated November 25, 1998 (the "Confidentiality Agreement") a copy of which is marked Exhibit C and attached hereto;

        WHEREAS, NYBE and ATOM entered into a certain letter dated May 6, 1999 concerning a potential stock for assets transaction (the "Letter of Intent") a copy of which is marked Exhibit D and attached hereto; and

        WHEREAS, the parties wish to provide for the due termination of the JV Agreement, the Confidentiality Agreement and the Letter of Intent (collectively, the "Subject Agreement") and to provide for certain other matters, upon the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual convenants and agreements contained herein and other good and valuable considerations, the receipts and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Incorporation of Recitals. The parties agree that the above recitals are hereby incorporated herein.

        2. Termination of Subject Agreements Offers Recession. The Subject Agreements shall each immediately terminate upon execution of this Agreement by all parties. Any outstanding offer by a party to the other party is hereby rescinded, terminated and withdrawn.

        3. Assignment of Limited Liability Company Interests. NYBE agrees to sell, transfer, convey, assign and deliver to ATOM, and ATOM agrees to purchase and accept from NYBE, (i) forty (40) limited liability company units of AB of Wichita-I, L.L.C., an Oklahoma limited liability company, and (ii) thirty-eight
(38) limited liability company units of AB of Tulsa-I, L.L.C., and Oklahoma limited liability company (collectively, the "Interest"), pursuant to the terms of Assignment Separate From Interest Certificate copies of which are marked Exhibit E and Exhibit F, respectively, and attached hereto, on September 30, 1999 in consideration of ATOM paying and performing as set forth below, One Hundred Seventy-Five Thousand Dollars ($175,000) for the purchase of Interests. ATOM shall have until October 10, 1999 to complete its financing of the purchase price as set forth hereinabove with the bank of first choice of ATOM. In the event the bank of the first choice of ATOM shall not complete said financing for ATOM, then ATOM shall have an additional thirty (30) days to complete said financing with another lender. In the event ATOM is unable to secure financing within said time period, then NYBE shall have the option of terminating the assignments provided herein, or may choose to allow ATOM additional time to pursue such financing. In the event ATOM successfully completes such financing. ATOM agrees to pay to NYBE, in addition to the purchase price set forth herein, interest at the rate of eight percent (8%) per annum on the purchase price from November 10, 1999 until closing.

        4. AB of Tulsa-I, L.L.C. The parties agree that ATOM shall be permitted to continue to display the current "New York Bagel Cafe" signage located at the restaurant operated by AB of Tulsa-I, L.L.C. (the "Tulsa Restaurant"). ATOM agrees to cease and discontinue the use, for any purpose, of any other trade name or service mark or other commercial symbol identifying or relating to NYBE. ATOM agrees to continue to purchase from NYBE bagels and other related products for sale at such location upon the terms and conditions as the parties may agree. ATOM shall immediately remove the signage relating to NYBE at the Tulsa Restaurant if ATOM shall cease to purchase bagels and related products from NYBE or if ATOM purchases any such products from a third party. ATOM shall and does hereby indemnify and hold harmless NYBE, NYBE's affiliates, predecessors, successors and franchises, as well as their respective stockholders, principals, directors, owners, officers, agents and employees, from and against any and all costs, expenses, claims, losses, demands, damages, suits or causes of action of whatsoever kind or nature which any creditor, patron, or other persons or equity may now have or may hereafter accrue against NYBE or any such person or entity from, arising out of, or as a result of ATOM's operation of the Tulsa Restaurant and the restaurant operated by AB of Wichita-I, L.L.C. In addition to the payment requirements set forth in Section 3 above, ATOM agrees to pay to NYBE on September 30, 1999 all monies due to NYBE relating to NYBE's supplying bagels and related products to the Tulsa Restaurant prior to, as of and after the date of this Agreement which amount is estimated to be Seven Thousand Dollars ($7,000) as of the date of this agreement and which amount will be determined as of September 30, 1999. To determine whether ATOM is in compliance with this Agreement, NYBE or its designated agents shall have the right at any reasonable time and with reasonable notice to ATOM, to inspect the premises and the books and records of the Tulsa Restaurant.

        5. Mutual Release. Except as otherwise provided in this Agreement, NYBE and ATOM each shall and do hereby remise, release and forever discharge each other and their respective successors, predecessors, assigns, directors, officers, agents, administrators, employees and attorneys from their respective obligations to keep, observe and perform the various covenants, indemnities and agreements contained in the Subject Agreements, and, except as otherwise provided in this Agreement, further release and discharge each other with respect to claims, actions, causes of action, suits, proceedings, debts due, contracts, demands, liabilities, judgements, settlements, rights, losses, damages, costs and expenses of any nature whatsoever, as law or in equity, which either party may now have or may hereafter have, for or by reason of any matter, cause or thing whatsoever, arising out of or in any way in connection with the Subject Agreements. The foregoing release shall survive the execution and delivery of this Agreement.

        6. Indemnification by ATOM. ATOM shall and does hereby indemnify and hold harmless NYBE, its affiliates, predecessors, successors and franchisees, as well as NYBE's stockholders, principals, directors, owners, officers, agents and employees, from and against any and all costs, expenses, rents, charges, claims, losses, demands, damages, suites or causes of action of whatsoever kind or nature which any party may now have or may hereafter accrue against NYBE or any such person or entity from, arising out of, or as a result of the Commercial Lease Agreement dated April 7, 1997 by and between Andeel and Andeel Properties, as landlord, and NYBE, as tenant, and as assigned to AB of Wichita-I, L.L.C. by Assignment of Lease and Assumption Agreement dated December 30, 1998. Such indemnification shall be only for such matters occurring on or after December 30, 1998.

        7. Covenant of Confidentiality. The parties covenant and agrees in to keep confidential the other party's Evaluation Materials (as defined) and further covenant and agree not to disclose or otherwise convey any portion of the other party's Evaluation Materials either within or outside of its organization except to those of the receiving party's Representatives (as defined), including Representatives of its affiliates, who had a need to know such information in connection with the evaluation of a possible transaction and who agree to be bound by the terms hereof (it being understood and agreed that the receiving party shall inform its Representatives of the confidential nature of such information and that each such Representative shall be supplied with a copy hereof and shall be directed to treat such information confidentially and return all Evaluation Materials to the disclosing party upon the request of the disclosing party). The receiving party further covenants and agrees that the terms and conditions of the Agreement shall apply to all persons who receive from it or have received from it, directly or indirectly, the disclosing party's Evaluation Materials, and that it shall be held legally responsible for any and every breach of this Agreement or unauthorized disclosure or use of Evaluation Materials by any of such persons. The term "person" as used in this Agreement shall include, without limitation, any corporation, company, partnership, limited liability company, trust, limited liability partnership, professional limited liability partnership, professional limited liability company, joint venture, other entity or individual.

        8. Evaluation Materials. The term "Evaluation Materials" includes all information in whatever form or format and however it may be embodied, concerning the disclosing party that are or have been furnished, made available, or otherwise disclosed to the receiving party by or on behalf of the disclosing party, orally or in writing, and whether or not such Evaluation Materials in whole or in part are protectable trade secrets independent from this Agreement; and includes all notes, analyses, compilations, studies or other documents or materials, whether prepared by NYBE, ATOM or others, which contain or reflect all or any portion of such materials. Notwithstanding any other provision of this Agreement, Evaluation Materials does not include information that (i) is or in the future becomes generally available to the public, or entered, or in the future enters the public domain, other than as a result of a disclosure by the receiving party or its employees: directors: affiliates: legal, financial and technical advisors; agents or representatives (collectively, its "Representatives") in violation of the provisions of this Agreement; (ii) becomes available to the receiving party on a nonconfidential basis from an independent source without breach of any confidentiality obligations; or (iii) is developed by the receiving party without breach of this Agreement or any other confidentiality obligations to the disclosing party.

        9. Manual Covenants Not to Compete. NYBE and ATOM agree and covenant with each other not to enter into, engage in, or otherwise participate in any way in any business which is engaged in the same or similar primary business of the other for a term of two years after the date of this Agreement. Specifically, NYBE agrees not to enter into, engage in or otherwise participate in the business of operating a restaurant offering Mexican food items, including burritos or any other similar item presently on the ATOM menu. Also, ATOM agrees not to enter into, engage in or otherwise participate in the business of operating a restaurant offering Bagels, including deli-style sandwiches or any other similar item presently on the NYBE menu. This provision will not apply to the Tulsa Restaurant, so long as NYBE shall continue to supply bagels and related products to said restaurant, but shall apply to any other restaurant owned or operated or franchised or licensed by either party to this Agreement. Any other exceptions to this section must be agreed to in writing by both of the parties hereto.

        10. Limited Use. The receiving party covenants and agrees to not use the Evaluation Materials directly or indirectly for any purpose.

        11. Equitable Remedies. It is further understood and agreed that money damages would not be a sufficient remedy for any breach of this Agreement by either party, and that either party shall be entitled to specific performances and injunctive or other equitable relief as a remedy for any such breach by the other party, without the necessity of posting bond. Such remedies shall not be deemed to be the exclusive remedy for a breach of this Agreement, but shall be in addition to all other remedies that may be available at law or in equity.

        12. Press Releases: Announcements: Form 8-Ks. Except as may be required by applicable securities laws or stock exchange requirements, no party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other party, which written approval will not be unreasonably withheld by such party, provided, however, that any party may make any public disclosure it believes in good faith is required by law or regulation (in which case the disclosing party will advise the other party prior to making such disclosure). The parties agree to release a joint press release in the form of Exhibit H attached hereto after the close of the Nasdaq National Market on the date of this Agreement. The parties agree that they may be required to file respective form 8-Ks with the United States Securities and Exchange Commission, which filings the parties agree will not conflict with the above press release. The parties agree that if either party breaches the terms of this Section, then the breaching party shall pay the non-breaching party Twenty-Five Thousand Dollars ($25,000).

        13. Governing Laws Venues: Fees. This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas. Any legal action brought to enforce or construe this Agreement shall be brought in the courts located in Sedgwick County, Kansas, and the parties hereby agree to the jurisdiction of such courts and agree that they will not invoke the doctrine of forum non conveniens or other similar defenses. In the event that any litigation occurs under this Agreement, the non-prevailing party shall pay the reasonable attorneys' fees and costs incurred by the prevailing party because of such litigation.

        14.   Entire   Agreement.   This   Agreement   constitutes   the  entire
understanding   of  the   parties  and  there  are  no  other  oral  or  written
understandings between them relating to the subject matter of this Agreement.

        15. Amendment and Modifications. This Agreement may only be amended or modified in writing signed by the parties.

        16. Counterparts and Facsimile Signatures. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the parties hereto shall be binding.

        17.  Headings.   The  headings  contained  in  this  Agreement  are  for
convenience and reference purposes only and shall not affect the meaning or interpretation of this Agreement.

        18. Successors and Assigns. This Agreement shall be binding upon and more to the benefit of the parties hereto and their respective successors, permitted assigns, heirs and personal representatives.
Neither party may assign this Agreement.

        19. Terms and Words. All terms and words used in this Agreement, regardless of numbers and genders in which they are used, shall be deemed to include singular or plural and all genders as the context or sense of this Agreement or any section or clause herein may require.

        20.  Survival.  The  obligations,   covenants,  agreements,  warranties,
representations and indemnifications included or provided for herein shall survive the entering into of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


                                    NEW YORK BAGEL ENTERPRISES, INC.


                                    By:    /s/Robert J. Geresi
                                           --------------------
                                    Name:  Robert J. Geresi
                                           --------------------
                                    Title: President
                                           --------------------
                                                 "NYBE"



                                    ATOMIC BURRITO, INC. formerly known as
                                    WESTERN COUNTRY CLUBS, INC.


                                    By:    /s/James E. Blacketer
                                           ---------------------
                                    Name:  James E. Blacketer
                                           ---------------------
                                    Title: President
                                           ---------------------
                                                 "ATOM"

                                    Exhibit E

              Form of Assignment Separate From Interest Certificate


                  ASSIGNMENT SEPARATE FROM INTEREST CERTIFICATE
                  ---------------------------------------------

        In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged. New York Bagel Enterprises, Inc., a Kansas corporation ("Assignor"), does hereby assign, transfer, and set over to Atomic Burrito, Inc., and Oklahoma corporation ("Assignee"), all of Assignor's interest in 40 limited liability company units of AB of Wichita-I, L.L.C., an Oklahoma limited liability company (the "Company"). Assignee does hereby accept such assignment of the interests in 40 limited liability company units of the Company from Assignor and consents to the transfer of the interest in such units of the Company that results from this Assignment.

        Dated and effective as of this 28 day of September, 1999.


                                    NEW YORK BAGEL ENTERPRISES, INC.


                                    By:    /s/Robert J. Geresi
                                           --------------------
                                    Name:  Robert J. Geresi
                                           --------------------
                                    Title: President
                                           --------------------
                                                "Assignor"

                                    ATOMIC BURRITO, INC.


                                    By:    /s/James E. Blacketer
                                           ---------------------
                                    Name:  James E. Blacketer
                                           ---------------------
                                    Title: President
                                           ---------------------
                                                "Assignee"

                                    Exhibit F

              Form of Assignment Separate From Interest Certificate

                  ASSIGNMENT SEPARATE FROM INTEREST CERTIFICATE
                  ---------------------------------------------

        In consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, New York Bagel Enterprises, Inc., a Kansas corporation ("Assignor"), does hereby assign, transfer, and set over to Atomic Burrito, Inc., an Oklahoma corporation ("Assignee"), all of Assignor's interest in 38 limited liability company units of AB of Tulsa-I, L.L.C., an Oklahoma limited liability company (the "Company"). Assignee does hereby accept such assignment of the interests in 38 limited liability company units of the Company from Assignor and consents to the transfer of the interest in such units of the Company that results from this Assignment.

        Dated and effective as of this 28 day of September, 1999.

                                    NEW YORK BAGEL ENTERPRISES, INC.


                                    By:    /s/Robert J. Geresi
                                           --------------------
                                    Name:  Robert J. Geresi
                                           --------------------
                                    Title: President
                                           --------------------
                                                "Assignor"

                                    ATOMIC BURRITO, INC.


                                    By:    /s/James E. Blacketer
                                           ---------------------
                                    Name:  James E. Blacketer
                                           ---------------------
                                    Title: President
                                           ---------------------
                                                "Assignee"